Exhibit 10.8.1

Assignment of Debt to SSS from MacGregor and NMPFT

ASSIGNMENT OF DEBT TO SSS ENTERTAINMENT (MACGREGOR AND THE TRUST ASSIGNED DEBT)

This Assignment of Debt {this “Agreement”) is made and entered into as of January 27, 2026 {the “Effective Date”), by and between Bannor Michael MacGregor and the Noan Morgan Private Family Trust {the “Trust” or “NMPFT”) {“Assignors”) and SSS Entertainment, LLC {“Assignee”). Assignors and Assignee are referred to collectively as the “Parties” and each as a “Party.”

RECITALS

APHP Indebtedness. American Picture House Corporation, a Wyoming corporation (“APHP”), is indebted to Assignors under that certain Master Loan Agreement dated March 1, 2023 (the “MacGregor Master Loan Agreement”) and that certain Master Loan Agreement dated February 6, 2024 (the “NMPFT Master Loan Agreement”), together with any supplements, promissory notes, and other loan documents issued thereunder (collectively, the “Loan Documents”).

Contemplated Transaction. APHP and Assignee have entered into, or are entering into, one or more agreements that contemplate the assignment by Assignors to Assignee of a portion of the indebtedness described above (including Section 6 (Assignment of MacGregor Debt to SSS; Share Issuance to MacGregor) and (Assignment of NMPFT Debt to 555; Share Issuance to NMPFT) of the parties’ applicable agreement).

Purpose. Assignors desires to assign to Assignee, and Assignee desires to accept from Assignors, the right to receive payment of the MacGregor Assigned Debt (as defined below), on the terms set forth herein.

AGREEMENT

1. Definitions.

1.1 “MacGregor Assigned Debt” means One Hundred Seventy-Five Thousand Dollars ($175,000) of APHP indebtedness owed to Assignors under the Loan Documents (the “Assigned Principal”), together with the right to receive interest (if any) that accrues on the Assigned Principal under the Loan Documents from and after the Effective Date, and any other amounts payable with respect to the Assigned Principal under the Loan Documents (collectively, the “MacGregor Assigned Debt”).

1.15 “NMPFT Assigned Debt” means One Hundred Seventy-Five Thousand Dollars {$175,000) of APHP indebtedness owed to Assignors under the Loan Documents (the “Assigned Principal”), together with the right to receive interest (if any) that accrues on the Assigned Principal under the Loan Documents from and after the Effective Date, and any other amounts payable with respect to the Assigned Principal under the Loan Documents (collectively, the ““NMPFT Assigned Debt”).

1.2 “Loan Documents” has the meaning set forth in the Recitals, and includes the MacGregor Master Loan Agreement and the “NMPFT Master Loan Agreement and any supplements, promissory notes, and related documents issued thereunder.

2. Assignment; Acceptance.

2.1 Assignment. Assignors hereby sells, assigns, transfers, and conveys to Assignee, effective as of the Effective Date, a portion of Assignors’ right, title, and interest in and to the MacGregor Assigned Debt, and the NMPFT Assigned Dept, respectively, including the right to demand, receive, collect, and give receipts for payments made by APHP with respect to the MacGregor Assigned Debt.

2.2 Acceptance. Assignee hereby accepts the assignment of the MacGregor Assigned Debt and the NMPFT Assigned Debt.

2.3 No Assignment of Control Rights. This Agreement assigns only Assignors’s economic rights to receive payment of the f:v1acGregor Assigned Debt and the NMPFT, respectively, and associated enforcement rights as a creditor under the Loan Documents, to the extent transferable. Nothing herein is intended to assign any APHP equity, voting, governance, or management rights.

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3. Notice to APHP; Direction of Payment.

3.1 Notice. Promptly following execution of this Agreement, Assignee may deliver to APHP a notice of assignment in substantially the form attached as Exhibit A (the “Notice of Assignment”). Assignors shall reasonably cooperate with Assignee in connection with delivery of the Notice of Assignment.

3.2 Direction of Payment. After APHP’s receipt of the Notice of Assignment, Assignee shall be entitled to receive payment of the MacGregor Assigned Debt directly from APHP and the NMPFT Assigned Debt, respectively, and any payments received by Assignors from APHP on account of the MacGregor Assigned Debt and the NMPFT Assigned Debt, respectively, after such receipt shall be held in trust for Assignee and promptly remitted to Assignee.

4. Representations and Warranties of Assignors.

4.1 Assignors is the lawful owner of the MacGregor Assigned Debt and the NMPFT Assigned Debt, respectively ,has full right and authority to execute this Agreement and assign the MacGregor Assigned Debt and the NMPFT Assigned Debt, respectively, to Assignee.

4.2 Assignors has not previously sold, assigned, transferred, pledged, or otherwise encumbered the MacGregor Assigned Debt, or any portion thereof, to any other Person, and there are no liens or security interests granted by Assignors on the MacGregor Assigned Debt (and the NMPFT Assigned Debt, respectively, other than any liens or rights arising under the Loan Documents themselves).

4.3 This Agreement constitutes a valid and binding obligation of Assignors enforceable against Assignors in accordance with its terms, subject to applicable bankruptcy, insolvency, and similar laws and general equitable principles.

5. Further Assurances; Delivery of Documents.

5.1 Further Assurances. Each Party shall execute and deliver such additional instruments and take such further actions as may be reasonably necessary to effectuate the purposes of this Agreement, including (if requested) executing confirmatory assignment documents reasonably acceptable to both Parties.

5.2 Delivery of Loan Documents. Upon reasonable request, Assignors shall provide Assignee copies of the Loan Documents in Assignors’s possession that evidence the MacGregor Assigned Debt and the NMPFT Assigned Debt, respectively.

6. No Recourse; APHP Defenses.

6.1 No Recourse to Assignors. Except for Assignors’s express representations in Section 4, the MacGregor Assigned Debt and the NMPFT Assigned Debt, respectively, is assigned “as is,” without recourse. Assignors shall have no obligation to Assignee if APHP fails to pay the MacGregor Assigned Debt and the NMPFT Assigned Debt, respectively, except to the extent such failure results from a breach of this Agreement by Assignors.

6.2 Subject to Loan Documents. The MacGregor Assigned Debt and the NMPFT Assigned Debt, respectively, remains subject to the terms and conditions of the Loan Documents, and this Agreement does not (and cannot) modify APHP’s obligations except to redirect payment to Assignee following notice.

7. Miscellaneous.

7.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to conflicts of laws principles.

7.2 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior or contemporaneous understandings, whether written or oral, regarding such subject matter.

7.3 Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Signatures delivered by PDF or other electronic means shall be effective for all purposes.

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SIGNATURES ASSIGNORS:

Bannor Michael MacGregor (“MacGregor’)

by:	/s/ Bannor Michael MacGregor, Individually

The Noah Morgan Private Family Trust (the “NMPFT”)

By:	by: /s/ Bannor Michael MacGregor, Managing Manager of Hyperion Sprung Private Family Trust Management Company, LLC, trustee of The Noah Morgan Private Family Trust

ASSIGNEE:

SSS Entertainment LLC

by:	/s/ Shaun Sanghani, Principal

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EXHIBIT A

FORM OF NOTICE OF ASSIGNMENT

Date: January 27, 2026

To: American Picture House Corporation (“APHP”)

Attn: Accounting

Address: 1135 Kildaire Farm Road (Suite 200), Cary, NC 27511

Email: accounting@americanpicturehouse.com

Re: Notice of Assignment of MacGregor Assigned Debt

APHP:

Reference is made to (i) the Master Loan Agreement dated March 1, 2023 between Bannor Michael MacGregor (“MacGregor”) and APHP, together with any supplements or other loan documents issued thereunder (collectively, the “Loan Documents”), and (ii) that assignment of one hundred seventy-five thousand dollars ($175,000.00) of monies due MacGregor from that Master Loan Agreement (the “MacGregor Master Loan Agreement) to SSS Entertainment, LLC (“SSS”) (the “Assignment”). Capitalized terms used but not defined herein have the meanings set forth in the Assignment. . Capitalized terms used but not defined herein have the meanings set forth in the Assignment.

Pursuant to the Assignment, MacGregor has assigned to 555 the right to receive payment of the “MacGregor Assigned Debt” (as defined in the Assignment). Accordingly, effective upon APHP’s receipt of this notice, all payments due and owing from APHP on account of the MacGregor Assigned Debt shall be made directly to 555 (and not to MacGregor).

555 payment instructions: _________________________(to be provided).

Please confirm your receipt of this Notice of Assignment by signing below.

Bannor Michael MacGregor

By:	/s/ Bannor Michael MacGregor
Name:	Bannor Michael MacGregor, Individually

ACKNOWLEDGED AND RECEIVED:

AMERICAN PICTURE HOUSE CORPORATION

By:	/s/ Bannor Michael MacGregor
Name:	Bannor Michael MacGregor, CEO

SSS ENTERTAINMENT, LLC

By:	/s/ Shaun Sangham
Name:	Shaun Sangham, CEO Managing Member

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EXHIBIT A (cont)

FORM OF NOTICE OF ASSIGNMENT

Date: January 27, 2026

To: American Picture House Corporation (“APHP”)

Attn: Accounting

Address: 1135 Kildaire Farm Road (Suite 200), Cary, NC 27511

Email: accounting@americanpicturehouse.com

Re: Notice of Assignment of NMPFT Assigned Debt

APHP:

Reference is made to (i) the Master Loan Agreement dated February 6, 2024 between The Noan Morgan Private Family Trust (the, “NMPFT”) and APHP, together with any supplements or other loan documents issued thereunder (collectively, the “Loan Documents”), and (ii) that assignment of one hundred seventy-five thousand dollars ($175,000) of monies due to NMPFT from that Master Loan Agreement (the “NMPFT Master Loan Agreement”) to 555 Entertainment, LLC (“SSS”) (the “Assignment”). Capitalized terms used but not defined herein have the meanings set forth in the Assignment.

Pursuant to the Assignment, NMPFT has assigned to 555 the right to receive payment of the NMPFT Assigned Debt” (as defined in the Assignment). Accordingly, effective upon APHP’s receipt of this notice, all payments due and owing from APHP on account of the NMPFT Assigned Debt shall be made directly to 555 (and NMPFT).

555 payment instructions: ________________________ (to be provided).

Please confirm your receipt of this Notice of Assignment by signing below.

The Noah Morgan Private Family Trust (the “NMPFT”)

By:
Name:	Bannor Michael MacGregor,
Managing Manager of Hyperion Sprung Private Family Trust Management Company, LLC, trustee of The Noah Morgan Private Family Trust

ACKNOWLEDGED AND RECEIVED:

AMERICAN PICTURE HOUSE CORPORATION

By:	/s/ Bannor Michael MacGregor
Name:	Bannor Michael MacGregor, CEO

SSS ENTERTAINMENT, LLC

By:	/s/ Shaun Sangham
Name:	Shaun Sangham, CEO Managing Member